MUTUAL FUND SERIES TRUST

Catalyst/Stone Beach Income Opportunity Fund Class A: IOXAX Class C: IOXCX Class I: IOXIX

a series of Mutual Fund Series Trust (the “Fund”)

August 30, 2018

The information in this Supplement amends certain information contained in the Summary Prospectus and Prospectus for the Fund, dated November 1, 2017.

______________________________________________________________________________

Effective on or about November 1, 2018, the Fund’s investment objective will change to the following:

Investment Objective: The Fund’s investment objective is current income.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.